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                        OGLETHORPE POWER CORPORATION

                       Serial Facility Bonds Due 2011

                                ------------

                             Purchase Agreement


                                                              December 11, 1997
Goldman, Sachs & Co.,
  As representatives of the Purchasers
  named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

     OPC Scherer 1997 Funding Corporation A, a Delaware corporation (the "Funding Corporation"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $224,702,000 principal amount of the Serial Facility Bonds due June 30, 2011 (the "Facility Bonds").

     The Funding Corporation proposes to issue the Facility Bonds pursuant to the provisions of a Collateral Trust Indenture, to be dated as of December 1, 1997 (the "Collateral Trust Indenture"), among Oglethorpe Power Corporation (An Electric Membership Corporation), a Georgia electric membership corporation ("Oglethorpe"), the Funding Corporation and SunTrust Bank, Atlanta, a Georgia banking corporation, as trustee (the "Collateral Trust Trustee"), the proceeds of which are to be loaned by the Funding Corporation to Wilmington Trust Company and Nationsbank, N.A., as Owner Trustees under four separate Trust Agreements, each dated as of December 30, 1985, as heretofore supplemented and amended (in such capacity, together with any other co-trustee appointed in accordance with each such Trust Agreement, each a "Lessor").

     The proceeds from the offering of the Facility Bonds will be loaned by the Funding Corporation to the Lessors and will be used to finance the refunding of certain nonrecourse debt of the Lessors incurred in connection with the sale and leaseback transactions described in the Offering Circular referred to herein (collectively, the "Sale and Leaseback Transactions").

     Each Lessor used the proceeds of the non-recourse debt incurred by it in connection with the Sale and Leaseback Transactions to finance a portion of the purchase price and expenses related to the acquisition of an undivided interest in Plant Robert W. Scherer Unit No. 2, an 818 MW coal-fired, steam electric generating unit ("Unit No. 2") in accordance with the provisions of (i) the Participation Agreement, dated December 30, 1985, among such Lessor, Oglethorpe, the Owner Participant referred to in the Trust Agreement with such Lessor, The

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Bank of New York Trust Company of Florida, N.A., as trustee (the "Lease
Indenture Trustee"), and CoBank ACB, formerly known as Columbia Bank for Cooperatives ("CoBank") (each as subsequently amended and supplemented, a "Participation Agreement"), and (ii) the Indenture of Trust, Deed to Secure Debt and Security Agreement, dated December 30, 1985, between such Lessor and the Lease Indenture Trustee (each as amended and supplemented, a "Lease Indenture").

     Concurrently with the execution and delivery hereof, Oglethorpe and the Funding Corporation intend to enter into a Second Supplemental Participation Agreement with each Lessor, dated as of December 17, 1997 (collectively, the "Supplemental Participation Agreements"), with the parties to each of the Participation Agreements, the Collateral Trust Trustee and, with respect to three Supplemental Participation Agreements, OPC Scherer Funding Corporation (the "Original Funding Corporation") and the trustee of the collateral trust indenture securing the bonds issued by the Original Funding Corporation. In addition, in connection with the issuance and sale of the Facility Bonds, Oglethorpe will enter into a Second Supplement to Lease Agreement, dated as of December 17, 1997, with each Lessor substantially in the form attached to each Supplemental Participation Agreement (collectively, the "Lease Supplements"). Each Lease Supplement amends and supplements the related Lease Agreement, dated as of December 30, 1985, among such parties. Such Lease Agreements, as amended and supplemented by the related Lease Supplements and otherwise, are referred to herein collectively as the "Leases." Also, each Lessor and the Lease Indenture Trustee will amend, supplement and restate each Lease Indenture in connection with the issuance of the Facility Bonds pursuant to an Amended and Restated Indenture of Trust, Deed to Secure Debt and Security Agreement, dated as of December 1, 1997, among each Lessor and Lease Indenture Trustee (each such Lease Indenture as amended, supplemented and restated, a "Restated Lease Indenture"). Each loan to a Lessor by the Funding Corporation will be evidenced by a separate note (all such notes collectively, the "Series 1997 Refunding Lessor Notes").

     Capitalized terms used herein but not otherwise defined have the meanings set forth in the Supplemental Participation Agreements. The Facility Bonds are more fully described in the Offering Circular (defined below).

     Oglethorpe and the Funding Corporation wish to confirm their agreement with the Purchasers and the Lessors in connection with the purchase of the Facility Bonds by the Purchasers as follows:

     1. Oglethorpe represents and warrants to, and agrees with, each of the Purchasers that:

     (a) A preliminary offering circular, dated December 1, 1997 (the "Preliminary Offering Circular") and an Offering Circular, dated December 11, 1997 (the "Offering Circular") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to Oglethorpe in writing by or on behalf of the Purchasers through Goldman, Sachs & Co. expressly for use in connection with the preparation thereof;

     (b) Oglethorpe has been duly incorporated and is now validly existing and in good standing as an electric membership corporation incorporated under Title 46 of the laws of the

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State of Georgia; Oglethorpe is duly authorized to transact business as a foreign corporation in the State of Alabama and is in good standing as a foreign corporation in the State of Alabama; and neither the character of the properties owned by Oglethorpe nor the nature of the business transacted by it makes the licensing or qualification of Oglethorpe as a foreign corporation necessary in any state or jurisdiction other than Alabama;

     (c) Each of the subsidiaries of Oglethorpe (the "Subsidiaries") has been duly incorporated and is now validly existing and in good standing in the jurisdiction of its incorporation, is duly authorized to transact business as a foreign corporation and is in good standing in each jurisdiction where the nature of the properties owned by it or the nature of the business transacted by it makes the licensing or qualification of it as a foreign corporation necessary;

     (d) Oglethorpe has all requisite corporate power and authority to own and operate its properties, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement, the Collateral Trust Indenture, the Participation Agreements, the Leases and each other Operative Document to which it is a party;

     (e) No order, license, consent, authorization or approval of, or exemption by, or the giving of notice to, or the registration with or the taking of any other action in respect of, any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, and no filing, recording, publication or registration in any public office or any other place, is now, or under existing law in the future will be, necessary on Oglethorpe's behalf to authorize its execution, delivery and performance of this Agreement, the Collateral Trust Indenture, the Participation Agreements, the Leases and each other Operative Document to which it is a party, or for the legality, validity, binding effect or enforceability thereof, except (i) the consent of the Rural Utilities Service ("RUS") to the Sale and Leaseback Transactions, which has been obtained and remains in full force and effect, and the consent of the RUS to the transactions contemplated hereby, (ii) a certificate for each Lessor on Form U-7D with respect to the Public Utility Holding Company Act of 1935, as amended, which certificate has been duly executed and delivered and filed under Rule 7(d) of the Securities and Exchange Commission (the "Commission"), (iii) the consent of the RUS with respect to the exercise by Oglethorpe of certain rights and options under the Participation Agreements and Leases, (iv) such others as are set forth in Schedule 4 to each Participation Agreement, which filings and recordings have been made and are in full force and effect, and (v) such as may be required under existing law or regulations to be obtained, given or accomplished from time to time in connection with the maintenance or operation of Unit No. 2 and the Common Facilities, and which shall have been obtained and shall be in full force and effect at the Time of Delivery (as defined below);

     (f) Neither (i) the execution and delivery of this Agreement, the Collateral Trust Indenture, the Participation Agreements, the Leases nor any other Operative Document to which it is a party, (ii) the performance of its obligations hereunder or thereunder, nor (iii) its consummation of the transactions contemplated hereby or thereby, will conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any lien (other than liens permitted under the Leases) upon any of its property or assets under, any applicable laws or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it may be bound or to which any of its property or assets may be subject, or its articles of incorporation or by-laws, except that the consent of the RUS is required prior to the Time of Delivery;

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     (g)  The execution, delivery and performance by Oglethorpe of this
Agreement has been duly authorized by all necessary corporate action and this Agreement has been duly executed and delivered by Oglethorpe;

     (h) The execution, delivery and performance by Oglethorpe of the Collateral Trust Indenture, the Participation Agreements, the Leases and each other Operative Document to which it is a party have been duly authorized by all necessary corporate action. Each such other Operative Document has been, and the Collateral Trust Indenture, the Participation Agreements and the Leases at the time of delivery thereof and of each Supplemental Participation Agreement and each Lease Supplement will be, duly executed and delivered by it and will constitute its legal, valid and binding obligation enforceable against Oglethorpe in accordance with its terms; provided, however, that (A) the enforceability of such documents may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws from time to time in effect affecting the enforcement of creditors' rights, by other laws of general application affecting the rights of creditors and by general equitable principles, (B) the enforceability of such documents may also be limited by other applicable state and Federal laws and legal and equitable principles and the availability of the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought, and (C) no representation, warranty or covenant is made as to the legality, validity or enforceability of the provisions of such documents which purport to empower the holder thereof to exercise its rights thereunder without notice to Oglethorpe or without a prior judicial hearing;

     (i) The execution, delivery and performance by Oglethorpe of this Agreement, the Collateral Trust Indenture, the Participation Agreement, the Leases and each other Operative Document to which it is a party do not require any approval by the members of Oglethorpe (the "Members") or any approval or consent of any trustee or holder of any indebtedness or other obligation except such as will have been obtained and a copy thereof will have been delivered to you on or prior to the Time of Delivery;

     (j) Oglethorpe is not in default, and no condition exists that with notice or lapse of time or both would constitute a default, under any mortgage, deed of trust, indenture, or other instrument or agreement to which it is a party or by which it or any of its properties or assets may be bound which could materially adversely affect Oglethorpe's ability to perform its obligations under this Agreement or the Operative Documents or its business prospects, financial condition or results of operations, and it is not in violation of any applicable laws in any material respect;

     (k) Except for obligations in respect of $9,305,000 Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 1997C and $5,330,000 Development Authority of Monroe County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Scherer Project), Series 1997A issued on December 10, 1997, and except as contemplated herein or as contemplated or set forth in the Offering Circular, or as the result of operations in the ordinary course of business, Oglethorpe, subsequent to the dates as of which information is given in the Offering Circular and prior to the date hereof, has not incurred any material liabilities or obligations, direct or contingent; and that, except as contemplated or set forth in the Offering Circular, subsequent to the dates as of which information is given in the Offering Circular and prior to the date hereof, there has been no material adverse change in the condition, financial or otherwise, of Oglethorpe;

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     (l)  There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental agency or body, other than as described in the Offering Circular known to Oglethorpe to be pending or threatened against or affecting Oglethorpe nor to the best of the knowledge of Oglethorpe is there any meritorious basis therefor, wherein an unfavorable decision, ruling or finding would be reasonably expected to materially adversely affect the consummation of the transactions contemplated by this Agreement or by the Offering Circular or which, in any way, would be reasonably expected to adversely affect the validity or enforceability of the Facility Bonds, the Collateral Trust Indenture, this Agreement or any of the Operative Documents;

     (m) On December 30, 1985, each Lessor received, and to the best of Oglethorpe's knowledge, there is vested in each Lessor on the date hereof, good and marketable title to its Undivided Interest and such Undivided Interest is free and clear of all Liens other than Permitted Liens, and a good, valid and enforceable leasehold interest in the Unit No. 2 Site Interest, the Global Common Facilities Interest and the Local Common Facilities Interest free and clear of all Liens other than Permitted Liens. The Liens referred to in clauses
(iii), (iv), (v), (viii) and (ix) (other than Liens referred to in such clause
(ix) which constitute Permitted Liens referred to in clause (vii) of the definition thereof in each Participation Agreement) of the definition of "Permitted Liens" in each Participation Agreement do not in the aggregate materially affect or interfere with the occupancy, use or operation of Unit No. 2 or the Common Facilities for their intended purposes or the economic value, utility or condition of Unit No. 2, the Common Facilities or the peaceful and quiet use and possession by each of the Lessors of its Undivided Interest or the exercise by each Lessor or a Lease Indenture Trustee, as assignee under the respective Lease Indenture, of any of their rights under each Lease or any of the Operative Documents. The Unit 2 Site and the Local Common Facilities Site are owned in fee simple by Oglethorpe as tenant-in-common with Georgia Power Company ("GPC"), Municipal Electric Authority of Georgia ("MEAG") and the City of Dalton, Georgia ("Dalton"), in the respective percentages set forth in the Ownership Agreement, and Oglethorpe, GPC, Dalton and MEAG, as tenants-in-common in the respective percentages set forth in the Ownership Agreement, have good and marketable and indefeasible title to the Local Common Facilities (other than the Local Common Facilities Site), in each case free and clear of all Liens (other than Permitted Liens). Other than the filings and recordation described in Schedule 9 to each Participation Agreement, no other action was required and, to the best of Oglethorpe's knowledge, no other action is now required, including any action under any fraudulent conveyance statute, to protect such title to each Lessor's Undivided Interest against the Claims of all Persons whatsoever;

     (n) To the best knowledge of Oglethorpe, Unit No. 2 and the Common Facilities (other than certain Global Common Facilities to be used by one or both of Unit No. 3 or Unit No. 4) were completed substantially in accordance with the plans and specifications therefor, as amended from time to time.
All permits and licenses necessary for the commercial operation of Unit No. 2 (including the Undivided Interest) and the Common Facilities (other than any thereof that are routine in nature or which cannot be obtained or normally are not applied for, prior to the time they are required, and which Oglethorpe has no reason to believe will not be timely obtained) are described in Schedule 5 to each Participation Agreement and have been given, granted, obtained or received. Unit No. 2 has been demonstrated to be capable of operating at its Rated Capacity; and there is no event or condition presently existing of which Oglethorpe is aware which would adversely affect such capability or would cause an Event of Loss to occur;

     (o) The rights granted or made available to each Lessor pursuant to the Support Agreements, assuming due performance by the parties thereto, are sufficient to enable each Lessor or the Lease Indenture Trustee (as assignee under each Lease Indenture), from the

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Lessor Possession Date to the date of a Decommissioning Event, subject to and in the manner provided by the terms and conditions of the Ownership Agreement and the Operating Agreement and the other Operative Documents, together with the other Co-Owners, to (a) maintain, repair, replace, renew, operate and dispose of Unit No. 2, (b) have adequate ingress and egress from Unit No. 2 and the Common Facilities and (c) deliver electricity generated thereby to the Points of Interconnection;

     (p) Oglethorpe believes that as of the 1997 Refinancing Date there are currently available in the commercial market supplies of Coal of a quantity and quality which should permit operation of Unit No. 2 at an average annual utilization of 100% of its Rated Capacity for the period through 2025;

     (q) The survey provided by Oglethorpe pursuant to Section 4.2(q) of each Participation Agreement is an accurate description of the Unit No. 2 Site;

     (r) Prior to the date hereof, neither Oglethorpe nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of Oglethorpe in connection with the offering of the Facility Bonds;

     (s) When the Facility Bonds are issued and delivered pursuant to this Agreement, the Facility Bonds will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of Oglethorpe which are listed on a national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934, as amended or quoted in a U.S. automated inter-dealer quotation system; and

     (t) The accountants who have certified or shall certify the financial statements included as part of the Offering Circular are to the knowledge of Oglethorpe independent certified public accountants, as required by the Act.

     2. The Funding Corporation represents and warrants to each of the Purchasers that:

     (a) The Facility Bonds have been duly and validly authorized and, when authenticated by the Collateral Trust Trustee and issued, delivered and sold in accordance with this Agreement and the Collateral Trust Indenture, will have been duly and validly executed, authenticated, issued and delivered and constitute valid and binding obligations of the Funding Corporation enforceable in accordance with their terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and the Facility Bonds are entitled to the benefits of the lien and security provided by the Collateral Trust Indenture;

     (b) The Funding Corporation is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is authorized by its certificate of incorporation to acquire and pledge the Refunding Lessor Notes and issue and sell the Facility Bonds; the Funding Corporation has not failed to obtain licenses, duly register or qualify to conduct the business in which it is engaged in any jurisdiction in which such failure would adversely affect its ability to pay the Facility Bonds when due; and the Funding Corporation has no subsidiaries;

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     (c)  There are no legal or governmental proceedings pending or to the knowledge of the Funding Corporation threatened to which the Funding Corporation is a party or of which the business or property of the Funding Corporation is the subject, and there is no contract or other document to which the Funding Corporation is a party which is of a character required to be described in the Offering Circular or to be filed as an exhibit to the Offering Circular which is not described or filed as required;

     (d) The Funding Corporation is not in violation of its certificate of incorporation or bylaws or in default in the performance of any obligation, agreement or condition contained in any contract or agreement to which it is a party; the execution and delivery of this Agreement, the Supplemental Participation Agreements and the Collateral Trust Indenture, the fulfillment of the terms herein and therein set forth and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach of, or default under, the certificate of incorporation or bylaws of the Funding Corporation, or any agreement, indenture or other instrument to which the Funding Corporation is a party or by which they are bound, or any court decree applicable to the Funding Corporation;

     (e) The execution, delivery and performance of this Agreement, the Supplemental Participation Agreements and the Collateral Trust Indenture have been duly authorized by all necessary corporate action, and each such agreement at the time of delivery thereof will have been executed and delivered by it and will constitute the valid and legally binding obligation of the Funding Corporation enforceable in accordance with its terms except
(i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and

     (f) The Funding Corporation is not, and after giving effect to the offering and sale of the Facility Bonds, will not be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act").

     3. Subject to the terms and conditions herein set forth, the Funding Corporation agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Funding Corporation, at a purchase price of 100% of the principal amount thereof, the principal amount of Facility Bonds set forth opposite the name of such Purchaser in Schedule I hereto. At the time of such purchase and sale, the Lessors shall pay to you, acting on behalf of the several Purchasers, in immediately available funds, compensation equal to 0.65% of the principal amount of the Facility Bonds sold.

     4. Upon the authorization by you of the release of the Facility Bonds, the several Purchasers propose to offer the Facility Bonds for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with Oglethorpe and the Funding Corporation that:

     (a) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Act");

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     (b)  It has and will offer and sell the Facility Bonds only to persons who are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A under the Act; and

     (c) It has not and will not offer or sell the Facility Bonds by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

     5. (a) The Facility Bonds to be purchased by each Purchaser hereunder will be represented by one or more definitive global Facility Bonds in book-entry form which will be deposited by or on behalf of the Funding Corporation with The Depository Trust Company ("DTC") or its designated custodian. The Funding Corporation will deliver the Facility Bonds to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by Federal wire transfer of same-day funds, by causing DTC to credit the Facility Bonds to the account of Goldman, Sachs & Co. at DTC. The Funding Corporation will cause the certificates representing the Facility Bonds to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 17, 1997 or such other time and date as Goldman, Sachs & Co., Oglethorpe and the Funding Corporation may agree upon in writing. Such time and date are herein called the "Time of Delivery".

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross-receipt for the Facility Bonds and any additional documents requested by the Purchasers pursuant to Section 9(k) hereof, will be delivered at such time and date at the offices of Orrick, Herrington & Sutcliffe, LLP, 666 Fifth Avenue, New York, NY 10103 (the "Closing Location"), and the Facility Bonds will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     6.   Oglethorpe agrees with each of the Purchasers:

     (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular without reasonable notice thereof; and to furnish you with copies thereof;

     (b) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of Oglethorpe with the independent accountants' report or reports in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report or reports, signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of the Exchange Offer (as defined in the Offering Circular), any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the

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circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

     (c) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, Oglethorpe will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities that are substantially similar to the Facility Bonds;

     (d) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

     (e) At any time prior to the expiration of two years after the date of the Offering Circular when Oglethorpe is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), for the benefit of holders from time to time of Facility Bonds, to furnish at its expense, upon request, to holders of Facility Bonds and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

     (f) To furnish to the Representative and the Collateral Trust Trustee as soon as practicable after the end of each fiscal year such number of copies of Oglethorpe's annual report (including a balance sheet and statements of income, capitalization and cash flows of Oglethorpe and its consolidated subsidiaries certified by independent public accountants) as they shall reasonably request;

     (g) During a period of three years from the date of the Offering Circular, to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of Oglethorpe is listed; and (ii) such additional information concerning the business and financial condition of Oglethorpe as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of Oglethorpe and its subsidiaries are consolidated in reports furnished to its Members generally or to the Commission);

     (h) During the period of two years after the Time of Delivery, Oglethorpe will not, and will not permit its "affiliates" (as defined in Rule 144 under the Act), the Funding Corporation or the Funding Corporation's "affiliates" to, resell any of the Facility Bonds which constitute "restricted securities" under Rule 144 that have been reacquired by any of them; and

     (i) Oglethorpe shall file and use its best efforts to cause to be declared or become effective under the Securities Act, on or prior to 180 days after the Time of Delivery, a registration statement on Form S-4 providing for the registration of debt securities of the Funding Corporation, with terms substantially identical to the Facility Bonds (the "Exchange Securities"), and the exchange of the Facility Bonds for the Exchange Securities, all in a manner

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which will permit persons who acquire the Exchange Securities to resell the
Exchange Securities pursuant to Section 4(1) of the Securities Act.

     7. Oglethorpe and the Funding Corporation shall cooperate with you and your counsel in connection with the registration or qualification of the Facility Bonds for offer and sale by the Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided that in no event shall the Funding Corporation or Oglethorpe be obligated to qualify to do business in any jurisdiction where the Funding Corporation or Oglethorpe are not now so qualified or to take any action which would subject the Funding Corporation or Oglethorpe to service of process, other than service of process arising out of the offer or sale of the Facility Bonds, in any jurisdiction where the Funding Corporation or Oglethorpe are not now so subject. Oglethorpe and the Funding Corporation will apply the net proceeds from the sale of the Facility Bonds substantially in accordance with the description set forth in the Offering Circular.

     8. Each Lessor covenants and agrees with the Purchasers that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Oglethorpe's and the Funding Corporation's counsel and accountants in connection with the issue of the Facility Bonds and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement Among Purchasers, this Agreement, the Collateral Trust Indenture, the Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Facility Bonds; (iii) all expenses in connection with the qualification of the Facility Bonds for offering and sale under state securities laws as provided in Section 7 hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Facility Bonds; (v) the cost of preparing the Facility Bonds; (vi) the fees and expenses of the Collateral Trust Trustee and any agent of the Collateral Trust Trustee and the fees and disbursements of counsel for the Collateral Trust Trustee in connection with the Facility Bonds; and (vii) all other costs and expenses incident to the performance of its obligations or the obligations of the Funding Corporation hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 13 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Facility Bonds by them, and any advertising expenses connected with any offers they may make.

     9. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of Oglethorpe and the Funding Corporation herein are, at and as of the Time of Delivery, true and correct, the condition that Oglethorpe and the Funding Corporation shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) Orrick, Herrington & Sutcliffe LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (b) Sutherland, Asbill & Brennan LLP, counsel for Oglethorpe, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

     (i) Oglethrope is an electric membership corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, including the Georgia Electric Membership Corporation Act, is duly authorized to transact business as a foreign corporation in the State of Alabama and is in good standing as a foreign corporation in the State of Alabama and has full corporate power to transact the business in which it is engaged, and to execute, deliver and perform its obligations under this Agreement, the Collateral Trust Indenture, the Participation Agreements, the Leases, the Tax Indemnification Agreement, the Ownership Agreement and the Operating Agreement to which it is a party;

     (ii) Neither the character of the properties owned or leased by Oglethorpe nor the nature of the business transacted by it makes the licensing or qualification of Oglethorpe as a foreign corporation necessary in any state or jurisdiction other than Alabama;

     (iii) The Collateral Trust Indenture has been duly and validly authorized, executed and delivered by Oglethorpe and, assuming due authorization, execution and delivery by the Funding Corporation and the Collateral Trust Trustee, is a valid and binding agreement of Oglethorpe and the Funding Corporation, enforceable in accordance with its terms;

     (iv) This Agreement, the Supplemental Participation Agreements and the Lease Supplements have been duly and validly authorized, executed and delivered by Oglethorpe;

     (v) Assuming the Facility Bonds have been duly and validly authorized and executed by the Funding Corporation and due authentication by the Collateral Trust Trustee, upon delivery to the Purchasers against payment therefor in accordance with the terms hereof, the Facility Bonds will have been validly issued and delivered, and will constitute valid and binding obligations of the Funding Corporation entitled to the benefits of the Collateral Trust Indenture;

     (vi) No regulatory approval is required to be obtained by Oglethorpe in connection with the execution and delivery of the Collateral Trust Indenture, the Supplemental Participation Agreements and the Lease Supplements, except such as has been obtained;

     (vii) The execution and delivery by Oglethorpe of the Collateral Trust Indenture, the Supplemental Participation Agreements and the Lease Supplements, and the performance by Oglethrope of its obligations therein do not and will not violate or constitute a default under the Articles of Incorporation or Bylaws of Oglethorpe, as in effect at the date of such opinion, and to our knowledge such execution, delivery and performance do not violate or constitute a default under any court order or any obligation of Oglethorpe for borrowed money or any agreement under which any such obligation is outstanding;

     (viii) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court or governmental agency or body which to our knowledge is pending or threatened against or affecting Oglethorpe and which would, in any way, be reasonably expected to materially adversely affect either consummation by Oglethorpe of the transactions contemplated by the Offering Circular, or the validity of the Collateral Trust Indenture, the Supplemental Participation Agreements and the Lease Supplements;

     (ix) The statements contained in the Offering Circular under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business of Oglethorpe" and "Description of Facility Bonds" insofar as such statements constitute summaries of certain provisions of the Wholesale Power Contracts, the Facility Bonds and the Collateral Trust Indentures, constitute fair summaries of such provisions;

     (x) Each of the separate Wholesale Power Contracts between Oglethorpe and each of its Members is a valid and binding obligation of Oglethorpe, enforceable in accordance with its terms;

     (xi) Each of the Ownership Agreement and the Operating Agreement (as defined in each Participation Agreement) has been duly authorized, executed and delivered by Oglethorpe and is a valid and binding obligation thereof, enforceable in accordance with its terms;

     (xii) The Collateral Trust Indenture creates in favor of the Collateral Trust Trustee a valid and enforceable security interest in such of the Pledged Property (as defined in the Collateral Trust Indenture) as exists on the date hereof and, so long as the Collateral Trust Trustee has possession of that part of the Pledged Property in which a security interest is not perfected by filing, such security interest is a perfected security interest; and

     (xiii) There having been made the filings and recordings described in
            Schedule 9 to the Participation Agreements, no filing, recording, payment of any taxes or recording fees or other action is necessary, including any action under any fraudulent conveyance statute, to establish, preserve, protect and perfect the lien and the security interest of the Lease Indenture Trustees in the indenture estate under each Lease Indenture and each Lease Indenture Trustee's rights under the related Participation Agreement and the other Operative Documents referred to and included under the granting clauses of the related Lease Indenture, assuming the validity of such Lease Indenture.

     Such counsel shall also state that although it has not verified and is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of any of the statements made in the Offering Circular (except as expressly indicated in paragraph (ix)), nothing has come to its attention in the course of providing the services described in the following paragraph which has caused it to believe that the Offering Circular (other than (i) the financial data included in the Offering Circular, and (ii) information in the Offering Circular relating to the book-entry only system, as to which such counsel may say that it makes no statement) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     The statement in the immediately preceding paragraph may be limited to information such counsel has gained during the course of its participation in the preparation of the Offering Circular and its engagement as counsel by Oglethorpe. Such counsel may further state that (i) its participation in the preparation of the Offering Circular has been limited to drafting certain provisions of and reviewing the Offering Circular and conferences with representatives of Oglethorpe and Goldman, Sachs & Co., at which conferences the contents of the Offering Circular and related matters were discussed,
(ii) except as otherwise expressly indicated in such opinion, it has not independently verified the accuracy, completeness or fairness of the information contained in the Offering Circular, (iii) its engagement as counsel by Oglethorpe has been limited to specific matters as to which it has been consulted by Oglethorpe from time to time, including preparation of the Offering Circular and (iv) therefore, neither its engagement as counsel by Oglethorpe nor its participation in the preparation of the Offering Circular would necessarily have revealed any untrue statement of a material fact contained therein or the omission to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Further, the opinions of Sutherland, Asbill & Brennan LLP may state, (A) that their opinion speaks as to facts and law in existence on its date and at no time subsequent thereto; (B) that their opinion is limited to the laws of the State of Georgia and of the United States of America; and (C) that they need express no opinion to the extent that the foregoing opinions involve conclusions as to the enforceability, validity and legality of the agreements noted therein under the laws of the State of New York.

     The foregoing opinions, to the extent that they relate to the enforceability of any document, instrument, indenture or agreement may contain the following qualifications: (i) that enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) that such counsel expresses no opinion with respect to the effect or availability of equitable remedies, (iii) that enforcement may be subject to certain other laws and judicial decisions which may affect or relate to certain other remedial provisions, none of which other laws and judicial decisions will, in such counsel's opinion, substantially interfere with the practical realization of the benefits or security intended to be afforded by such document, instrument or agreement; and (iv) that no opinion is expressed as to the validity or enforceability of the restraints on alienation set forth in the Ownership Agreement and the Operating Agreement;

     (c) Orrick, Herrington & Sutcliffe LLP, special lease counsel to Oglethorpe, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

     (i) The Funding Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is duly authorized to transact the business in which it is engaged, and to execute, deliver and perform its obligations under this Agreement, the Collateral Trust Indenture and the Participation Agreements;

     (ii) Rocky Mountain Leasing Corporation is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power to transact the business in which it is engaged; and all outstanding shares of capital stock of Rocky Mountain Leasing Corporation have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by Oglethorpe free and clear of any perfected security interest, or, to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance;

     (iii) The Funding Corporation has corporate power and authority to enter into this Agreement, the Collateral Trust Indenture and the Supplemental Participation Agreements and to issue, sell and deliver the Facility Bonds to the Purchasers as provided herein;

     (iv) This Agreement, the Collateral Trust Indenture and the Supplemental Participation Agreements have been duly authorized, executed and delivered by the Funding Corporation;

     (v) The Facility Bonds have been duly and validly authorized and executed by the Funding Corporation;

     (vi) The Supplemental Participation Agreements are valid and binding agreements of Oglethorpe and the Funding Corporation, enforceable in accordance with their terms assuming due execution and delivery by all parties thereto other than the Funding Corporation;

     (vii) The Lease Supplements are valid and binding agreements of Oglethorpe, enforceable in accordance with their terms assuming due execution and delivery by all parties thereto; and

     (viii) Neither the offer, sale or delivery of the Facility Bonds, the execution, delivery or performance of this Agreement, the Supplemental Participation Agreements, or the Collateral Trust Indenture, compliance by the Funding Corporation with the provisions hereof and thereof, nor consummation by the Funding Corporation of the transactions contemplated hereby and thereby, will result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), including the Investment Company Act of 1940, as amended.

     Further, the opinion of Orrick, Herrington & Sutcliffe LLP may state,
(A) that their opinion speaks as to facts and law in existence in its date and at no time subsequent thereto; and (B) that their opinion is limited to the laws of the State of New York and of the United States of America;

     (d) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Coopers & Lybrand L.L.P. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

     (e) Counsel to the Members shall have delivered opinions, dated the Time of Delivery and addressed to the Purchasers, to the effect that they have rendered opinions on March 11, 1997, with respect to the Wholesale Power Contracts and that the Purchasers may rely on such as though they were dated the Time of Delivery and addressed to the Purchasers;

     (f) (i) Neither Oglethorpe nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the net margins or long-term debt of Oglethorpe or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, Member's patronage capital or results of operations of Oglethorpe and the Subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or
(ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Facility Bonds on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

     (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded Oglethorpe's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Oglethorpe's debt securities;

     (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York state authorities or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Facility Bonds on the terms and in the manner contemplated in the Offering Circular;

     (i) Oglethorpe shall have obtained such consents as may be required to consummate the transactions in connection with the sale of the Facility Bonds;

     (j) At the Time of Delivery, each Refunding Lessor Note will have been duly authorized, executed and delivered by the Lessor which is the obligor thereunder and will constitute the legal, valid and binding obligation of such Lessor, enforceable against it in accordance with its respective terms, except as enforcement thereof may be affected by bankruptcy, insolvency, moratorium or other laws generally affecting creditors' rights, and performance by each such Lessor thereunder will not conflict with, or result in a breach of any of the provisions of, or constitute a default under, any agreement or instrument to which such Lessor is bound by law, administrative regulation or court decree; and

     (k) Oglethorpe shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of Oglethorpe and the Funding Corporation satisfactory to you as to the accuracy of the representations and warranties of Oglethorpe and the Funding Corporation herein at and as of such Time of Delivery, as to the performance by Oglethorpe and the Funding Corporation of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and
(f) of this Section and as to such other matters as you may reasonably request.

     10. (a) Oglethorpe will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Oglethorpe shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to Oglethorpe by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Purchaser will indemnify and hold harmless Oglethorpe against any losses, claims, damages or liabilities to which Oglethorpe may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to Oglethorpe by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse Oglethorpe for any legal or other expenses reasonably incurred by Oglethorpe in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault,culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Oglethorpe on the one hand and the Purchasers on the other from the offering of the Facility Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Oglethorpe on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Oglethorpe on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Funding Corporation bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Oglethorpe on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, accss to information and opportunity to correct or prevent such statement or omission. Oglethorpe and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Facility Bonds underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of Oglethorpe under this section shall be in addition to any liability which Oglethorpe may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of Oglethorpe and to each person, if any, who controls Oglethorpe within the meaning of the Act.

     11. (a) If any Purchaser shall default in its obligation to purchase the Facility Bonds which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Facility Bonds on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Facility Bonds, then Oglethorpe shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Facility Bonds on such terms. In the event that, within the respective prescribed periods, you notify Oglethorpe that you have so arranged for the purchase of such Facility Bonds, or Oglethorpe notifies you that it has so arranged for the purchase of such Facility Bonds; you or Oglethorpe shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and Oglethorpe agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this section with like effect as if such person had originally been a party to this Agreement with respect to such Facility Bonds.

     (b) If, after giving effect to any arrangements for the purchase of the Facility Bonds of a defaulting Purchaser or Purchasers by you and Oglethorpe as provided in subsection (a) above, the aggregate principal amount of such Facility Bonds which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Facility Bonds, then Oglethorpe shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Facility Bonds which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Facility Bonds which such Purchaser agreed to purchase hereunder) of the Facility Bonds of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Facility Bonds of a defaulting Purchaser or Purchasers by you and Oglethorpe as provided in subsection (a) above, the aggregate principal amount of Facility Bonds which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Facility Bonds, or if Oglethorpe shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Facility Bonds of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or Oglethorpe, except for the expenses to be borne by the Lessors and the Purchasers as provided in Section 8 hereof and the indemnity and contribution agreements in
Section 10 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     12. The respective indemnities, agreements, representations, warranties and other statements of Oglethorpe, the Funding Corporation and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or Oglethorpe, or any officer or director or controlling person of Oglethorpe, and shall survive delivery of and payment for the Facility Bonds

     13. If this Agreement shall be terminated pursuant to Section 11 hereof, Oglethorpe and the Funding Corporation shall not then be under any liability to any Purchaser except as provided in Sections 8 and 10 hereof; but, if for any other reason, the Facility Bonds are not delivered by or on behalf of Oglethorpe or the Funding Corporation as provided herein, then Oglethorpe will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Facility Bonds, but

Oglethorpe, the Funding Corporation and the Lessors shall then be under no further liability to any Purchaser except as provided in Sections 8 and 10 hereof.

     14. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you at 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to Oglethorpe shall be delivered or sent by mail, telex or facsimile transmission to the address of Oglethorpe set forth in the Offering Circular, Attention: Senior Financial Officer; provided, however, that any notice to a Purchaser pursuant to
Section 10(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to Oglethorpe by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     15. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, Oglethorpe, the Funding Corporation and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of Oglethorpe and each person who controls Oglethorpe and the Funding Corporation or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Facility Bonds from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     16.  Time shall be of the essence of this Agreement.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

               (Remainder of Page Intentionally Left Blank)

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, Oglethorpe, the Lessors and the Funding Corporation. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to Oglethorpe for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                   Very truly yours,

                                   OGLETHORPE POWER CORPORATION
                                   (AN ELECTRIC MEMBERSHIP CORPORATION)

                                   By:    /s/ T.D. Kilgore
                                          --------------------------------
                                   Name:  T.D. Kilgore
                                   Title: President and Chief Executive Officer


                                   OPC 1997 SCHERER FUNDING CORPORATION A

                                   By:    /s/ Anne B. Brennan
                                          --------------------------------
                                   Name:  Anne B. Brennan
                                   Title: Secretary

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.



By: Goldman, Sachs & Co.
  ------------------------------
   (Goldman, Sachs & Co.)

Accepted as of the date hereof:

MORGAN STANLEY & CO. INCORPORATED



By: /s/ Hiran Cantu
   ------------------------
Name: Hiran Cantu
Title: Vice President

 Accepted as of the date hereof:

WILMINGTON TRUST COMPANY, as Owner
Trustee, under Trust Agreement No. 1,
dated December 30, 1985, with IBM
Credit Financing Corporation



By: /s/ Roseline K. Maney
   ------------------------
Name: Roseline K. Maney
Title: Senior Financial Services Officer

WILMINGTON TRUST COMPANY, as Owner
Trustee, under Trust Agreement No. 2,
dated December 30, 1985, with DFO
Partnership, as assignee of Ford Motor
Credit Corporation



By: /s/ Roseline K. Maney
   ------------------------
Name:  Roseline K. Maney
Title: Senior Financial Services Officer

WILMINGTON TRUST COMPANY, as
Owner Trustee, under Trust Agreement
No. 3, dated December 30, 1985, with
Chrysler Financial Corporation



By: /s/ Roseline K. Maney
   ------------------------
Name: Roseline K. Maney
Title: Senior Financial Services Officer

WILMINGTON TRUST COMPANY, as
Owner Trustee, under Trust Agreement
No.4, dated December 30, 1985,
with HEI Investment Corp.



By: /s/ Roseline K. Maney
   ------------------------
Name: Roseline K. Maney
Title: Senior Financial Services Officer

                               SCHEDULE I



                                                            Principal
                                                            Amount of
                                                            Facility Bonds
                                                            to be
                    Purchaser                               Purchased


Goldman, Sachs & Co. ....................................   $112,351,000
Morgan Stanley & Co. Incorporated........................    112,351,000
                                                            ------------
     Total...............................................   $224,702,000
                                                            ------------
                                                            ------------

                                                                       ANNEX I


     Pursuant to Section 9(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

          (i) They are independent certified public accountants with respect to Oglethorpe and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

          (ii) In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Oglethorpe for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

          (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Oglethorpe and its subsidiaries, inspection of the minute books of Oglethorpe and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of Oglethorpe and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                      (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

                      (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

                      (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

                      (D) any unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                      (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the patronage capital which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of Oglethorpe and its subsidiaries, or any decreases in consolidated net current assets or patronage capital or other items specified by the Representative, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                      (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total amounts of consolidated net income or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

            (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative, which are derived from the general accounting records of Oglethorpe and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of Oglethorpe and its subsidiaries and have found them to be in agreement.

                                       I-2